SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 27, 2006

                           NEWKIRK REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                      1-32662                  20-3164488
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      0-50268                  11-3636084
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 570-4680

        Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

Lease Extension at El Segundo, California Property

      On November 27, 2006, Newkirk Realty Trust, Inc. ("Newkirk") announced that through its operating partnership, The Newkirk Master Limited Partnership (the "Operating Partnership"), it had entered into a new five year lease with DirecTV, Inc. for 205,000 square feet of space at its El Segundo, California property. DirecTV, which presently occupies the space as a subtenant of Raytheon, houses its corporate headquarters at the property. Reference is hereby made to the press release relating to the lease extension, which is attached as
Exhibit 99.1 hereto and is incorporated by reference.

Pricing of CDO

      On November 28, 2006, Newkirk and Winthrop Realty Trust jointly announced that Concord Debt Holdings LLC, a joint venture debt platform owned 50% by each of them, priced a $465 million commercial real estate collateralized debt obligation (the "Concord CDO"). The offering is expected to close on or about December 21, 2006. The securities being offered by Concord CDO have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

      Reference is hereby made to the press release with respect to the Concord CDO, which is attached as Exhibit 99.2 hereto and is incorporated by reference

ITEM 9.01 Financial Statements and Exhibits.

      (d) Exhibits

      99.1 Press Released issued November 27, 2006 relating to lease extension at El Segundo, California property

      99.2 Press Released issued November 28, 2006 relating to pricing of the Concord CDO

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of December, 2006.

                                          NEWKIRK REALTY TRUST, INC.


                                          By: /s/ Peter Braverman
                                              ----------------------------------
                                              Peter Braverman
                                              President

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of December, 2006.


                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: Newkirk Realty Trust, Inc.


                                              By: /s/ Peter Braverman
                                                  ------------------------------
                                                  Peter Braverman
                                                  President